SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report
(Date of earliest event reported): October 14, 1996
                                  -----------------

               Exact name of
Commission     Registrant                                 IRS Employer
File           as specified          State of             Identification
Number         in its charter        Incorporation        Number
----------     --------------        --------------       --------------

1-11439        ENOVA CORPORATION     California           33-0643023

1-3779         SAN DIEGO GAS &
               ELECTRIC COMPANY      California           95-1184800

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101 ASH STREET, SAN DIEGO, CALIFORNIA                               92101
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(Address of principal executive offices)                        (Zip Code)


                                                           (619) 696-2000
Registrant's telephone number, including area code-----------------------


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   (Former name or former address, if changed since last report.)

                                   FORM 8-K

Item 5.  Other Events
On October 14, 1996, Enova Corporation and Pacific
Enterprises jointly issued a press release, announcing an agreement for the combination of the two companies. The release is attached as Exhibit 99.1 and is incorporated herein by reference.

As a result of the combination, which was unanimously approved by the Boards of Directors of both companies, (i) each outstanding share of common stock of Enova Corporation will be converted into one share of common stock of the new company, (ii) each outstanding share of common stock of Pacific Enterprises will be converted into 1.5038 shares of the new company's common stock and (iii) the preferred stock and preference stock of Pacific Enterprises; San Diego Gas & Electric, Enova Corporation's operating utility subsidiary; and Southern California Gas Company, Pacific Enterprises' operating utility subsidiary, will remain outstanding.

Consummation of the combination is conditional upon, among other things, the approvals of each company's shareholders, the California Public Utilities Commission and various other regulatory bodies. The name of the new company will be announced at a later date.

Completion of the combination is expected by the end of 1997. Richard Farman, president and chief operating officer of Pacific Enterprises, will be the chairman and CEO of the new company and Stephen Baum, president and CEO of Enova, will be vice-chairman, president and chief operating officer of the new company. Mr. Baum will become CEO of the new company within two years of the combination's effective date and will add the title of chairman by September 2000, when Mr. Farman retires. Warren Mitchell, president of Southern California Gas Company, will become president and the principal executive officer of the combined companies' regulated operations and Donald Felsinger, president of San Diego Gas & Electric, will become president and the principal executive officer of the combined companies' unregulated operations. Effective with consummation of the combination, these four individuals' employment will be subject to employment contracts, copies of which are attached as Exhibits 10.2-10.5 and are incorporated herein by reference. Thomas Page, Chairman of Enova and of San Diego Gas & Electric, will retire at the end of December 1997, and Willis Wood, Chairman and CEO of Pacific Enterprises, will retire upon completion of the transaction.

The descriptions of the combination agreement and the employment agreements set forth above do not purport to be complete and are qualified in there entirety by the provisions of the combination agreement and the employment agreements. The combination agreement is attached as
Exhibit 10.1 and its terms are incorporated herein by reference.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

10.1 Agreement and Plan of Merger and Reorganization, dated
as of October 12, 1996, among Enova Corporation,
Pacific Enterprises, Mineral Energy Company, G Mineral
Energy Sub and B Mineral Energy Sub.
10.2 Employment contract, dated as of October 12, 1996
between Mineral Energy Company and Stephen L. Baum.
10.3 Employment contract, dated as of October 12, 1996
between Mineral Energy Company and Richard D. Farman.
10.4 Employment contract, dated as of October 12, 1996
between Mineral Energy Company and Donald E. Felsinger.
10.5 Employment contract, dated as of October 12, 1996
between Mineral Energy Company and Warren I. Mitchell.
99.1	Press release dated October 14, 1996.

                                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       ENOVA CORPORATION
                                               and
                               SAN DIEGO GAS & ELECTRIC COMPANY
                                        (Registrants)


Date: October 15, 1996	              		By: /s/ F.H. Ault
      ----------------                   --------------------------
                                                  F.H. Ault
                                         Vice President and Controller